Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies.
Commitments and Contingencies

10.        Commitments and Contingencies

Corporate guarantee

Certain former subsidiaries of the Company used to be granted credit facilities by various banks in the forms of import loans, trust receipt, documentary credits, loans and overdraft against various guarantees provided by the Company, jointly with others. As of December 31, 2018, the Company was unconditionally released and discharged, as guarantor, from all of its obligations under the guarantees so provided for the purpose of securing credit facilities extended to certain of its former subsidiaries.

Capital commitment

As of December 31, 2018 and 2019, no capital commitment was expected.

Legal Proceeding

As of December 31, 2019, the Group is not aware of any material outstanding claim and litigation against them.